CERTIFICATION OF SHAREHOLDER REPORT
          In connection with the Certified Shareholder Report of Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (the “Company”) on Form N-CSR for the period ended April 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Colin Meadows, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 8, 2010	/s/ Colin Meadows

Colin Meadows, Principal Executive Officer
          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF SHAREHOLDER REPORT
          In connection with the Certified Shareholder Report of Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (the “Company”) on Form N-CSR for the period ended April 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Sheri Morris, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 8, 2010	/s/ Sheri Morris

Sheri Morris, Principal Financial Officer
          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.